UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT (DATE OF EARLIEST
                           EVENT REPORTED) JANUARY 28,
                               2009 MODAVOX, INC.
             (Exact Name of Registrant as Specified in its Charter)

       STATE OF DELAWARE                 333-57818               20-0122076
-------------------------------   ------------------------    ----------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

    1900 W UNIVERSITY DR, SUITE 230
            TEMPE, AZ 85281                                       85281-3291
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code (480) 553 5795

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

8.01 OTHER EVENTS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1 MODAVOX PURCHASE AGREEMENT TO ACQUIRE AUGME MOBILE PRESS RELEASE

ITEM 8.01 OTHER EVENTS

Modavox, Inc. (OTCBB: MDVX), Internet broadcasting pioneer and holder of several patented technologies, announced today that the Company has executed a purchase agreement to acquire a majority share of Augme Mobile(TM) (www.augmemobile.com), a leader in mobile marketing solutions and services. Augme Mobile will continue to operate its first-of-a-kind interactive mobile marketing platform for top global consumer brands.

                                   * * * * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MODAVOX, INC.
                                    -------------
                                    (Registrant)

Date: January 28, 2009          By: /s/ DAVID J. IDE
                                    ---------------------------------------
                                    (David J. Ide, Chief Executive Officer)

                                  EXHIBIT INDEX

Exhibits                 Description                         Method of Filing
--------                 -----------                         ----------------
Exhibit 99.1             Purchase Agreement To Acquire       Attached as Exhibit
                         Augme Mobile Press Release